Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      Legg Mason Capital Management, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst &Young LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                    ----------------------------------------
                            111 South Calvert Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

(recycled logo)     Printed on Recycled Paper
LMF-013
2/97


                             Report to Shareholders
                              For the Quarter Ended
                                December 31, 1996

                                       The
                                   Legg Mason
                                    American
                                     Leading
                                    Companies
                                      Trust
                                  Primary Class

                           Putting Your Future First

                               (Legg Mason logo)
                                      FUNDS

To Our Shareholders,

     The American Leading Companies Trust's net asset value increased from $13.24 to $14.40 per share during the quarter ended December 31, 1996. The Fund's assets have grown to more than $91 million as of the end of December.

     The Fund seeks to invest at least three-quarters of its assets in the common stocks of large capitalization companies that exhibit the ability to maintain or increase their market share. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities.

     On the following pages, Legg Mason Capital Management, the Fund's Adviser reviews the portfolio's structure and comments on the investment outlook.

     The American Leading Companies Trust is Legg Mason's large company growth alternative within its family of value stock funds. It is designed for conservative investors who are most comfortable with large, stable, well-recognized companies. We hope you will consider using the American Leading Companies Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Fund by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                                        Sincerely,
                                                        /s/ Edward A. Taber, III
                                                        Edward A. Taber, III
                                                        President

January 31, 1997

Portfolio Manager's Comments

           It doesn't get much better than this. Nineteen ninety-six was the second consecutive year when equities provided outstanding returns. For the year, the stock market, as measured by the S&P 500, advanced by a robust 22.96%. Equally noteworthy, over the past two years, the market advanced a stellar 69.17% and recorded its strongest back-to-back gain in over 40 years. Essentially everything that could go right for investors in 1996 did, and the "Goldilocks" economy remained in force through year-end--not too strong and not too soft; rather, just right . Corporate profits increased by an estimated 10% for the year and exceeded general expectations, while inflation, as measured by virtually any indice, remained low. Although interest rates rose early in the year, long rates declined substantially by late fall from the peak 7.18% level reached in July, and the outcome of the national elections, at least from Wall Street's point of view, was as favorable as could have been hoped for. Additionally, the inflow of capital into equity mutual funds in 1996 ($223 billion) easily exceeded the previous record of $129.6 billion established three years earlier with corporate repurchases and merger activity at record levels as well. For the second consecutive year, the performance of large cap stocks exceeded that of smaller market capitalization issues, and the stock market, as measured by the S&P 500, advanced during each quarter of the year.
           Nineteen ninety-six was also a good year for the American Leading Companies Trust. The Fund advanced by 12.47% and 28.36%, respectively during the final quarter and for all of 1996. Those returns compared favorably both with the 5.14% and 19.24% returns posted by similar growth funds, as measured by Lipper Analytical Services, Inc., and with the 8.33% and 22.96% in returns recorded by the S&P 500 over the same periods.
           KLA Instruments (+57.8%), Intel (+37.2%) and MCI Communications (+27.5%) posted the strongest gains during the fourth quarter when the majority of stocks in the Fund also outperformed the S&P 500. We undertook a greater than normal amount of activity during the quarter to reposition the Fund for what we believe will be enhanced longer-term investment performance. Ten stocks (including Alco Standard, Diebold, Lincoln National, Litton, Raytheon and Union Pacific) were sold and five new names (including Electronic Data Systems, New Holland and The Travelers Group) were added. In addition, we increased our weightings in several companies (including Chase Manhattan, Eastman Kodak, IBM and Philip Morris) where we had pre-existing positions. The common denominator in the stocks we sold were either lofty valuation levels that increased the risks going forward (Diebold), price appreciation that caused the stocks to reach our price objectives (Union Pacific) or reduced earnings expectations (Raytheon) that caused us to believe that more attractive investment opportunities existed elsewhere. In aggregate, we believe the companies added to the portfolio during the quarter enjoy stronger market positions, financial strength and growth prospects than those that were sold. Indeed, at present, a common denominator of the vast majority of companies in the Fund is that they enjoy strong, if not dominant, market positions and have outstanding financial characteristics. We increased our portfolio weightings in the technology and health care sectors during the quarter and reduced them in the capital goods and transportation sectors. At year end, the median market capitalization of the stocks in the Fund was $29.2 billion. The mean market capitalization was $21.3 billion. The Fund contained five of the top 10, eight of the top 20, and 10 of the top 25 companies included in the S&P 500.
           Electronic Data Systems, one of our recent purchases, is the largest and most profitable company in the computer services industry. Revenues and earnings last year approximated $14.5 and $1.0 billion, respectively. Founded by Ross Perot in 1962, EDS came public in 1968 and was acquired by General Motors in 1984. Although GM acquired 100% of EDS at that time, it simultaneously created a publicly traded vehicle to establish a market value for EDS to reflect the results of that company in order to better incentivize its employees. Last summer, GM spun off its ownership interest in EDS to its shareholders.
           EDS's longer-term results have been exemplary. Revenues and earnings have increased by approximately 14% annually over both the past five and ten years and shareholders have been well rewarded for their investment in this company. During most of its history, EDS's stock has meaningfully outperformed market averages. The shares came under considerable pressure last fall, however, following an announcement that order growth had slowed over the preceding months. We established a position in

      EDS subsequent to that announcement. We believe the slowdown in orders is temporary and anticipate the company will resume its above average longer-term growth rates in 1997. Outsourcing of data processing operations remains an attractive growth industry and we believe investing in EDS provides an attractive way to participate in the technology segment of our economy without incurring the risk of rapid product obsolescence that all too often raises its ugly head in this arena.
           The Travelers Group is one of the pre-eminent success stories of the financial services industry. Although it doesn't bear his name, The Travelers is as closely identified with Sandy Weill as Charles Schwab is with his namesake company. Mr. Weill, who built and then sold Shearson to the American Express company in 1981, re-entered the financial services industry in 1986 when he assumed control of Commercial Credit, a consumer finance company that previously had been owned by Control Data. Commercial Credit was Mr. Weill's vehicle for growth. In 1988, Commercial Credit acquired Primerica Corporation, the parent company of Smith Barney. In subsequent years, Primerica acquired the retail and asset management operations of Shearson Lehman Brothers from American Express and The Travelers Group, an old line life, health and property and casualty insurance company. The trademarks of all those acquisitions have been vintage Sandy Weill--astute purchases, significant cost reductions and tight operational controls. Shareholders have benefited significantly from those efforts. The Travelers' earnings have increased by more than 20% per year on average during the 1990s and the stock has consistently outperformed market averages. We believe the combination of The Travelers' financial strength, management skills and diversified business mix will help enable the company to continue to provide superior financial and investment returns.
           Although New Holland is a new name to investors, the company traces its origins back to the early 1900s and is one of the world's largest agri-cultural equipment manufacturers, with estimated 1996 revenues of $5.4 billion. New Holland was formed in 1991 through the merger of Ford and Fiat's agricultural equipment operations and the company came public in October of last year. New Holland's revenue stream is diversified. The U.S. and Europe each generate forty percent of sales. The remaining 20% of sales are derived from emerging markets around the world. New Holland's financial position is extremely sound. Shareholder equity comprises more than 80% of the company's capitalization. New Holland is a numbers and valuation story. We anticipate the combination of product line extension, facilities reduction and other cost-cutting measures will help enable the company to post strong earnings gains both in 1997 and 1998, and that investors will be well rewarded as the company's earnings power begins to be realized.
      Looking Forward
           Although 1996 proved to be a stellar year for investors, market volatility increased during the year. indeed, the DJIA declined by 101 points, or 1.5% on the final trading day of 1996, and heightened market volatility has continued into the new year. While we believe that the economic environment for 1997 will remain favorable (i.e. continued
      moderate economic growth and low  inflation)  we  also  believe  portfolio performance  this  year  will  be  far  more  constrained  than  in  1996.
      Essentially everything that could go right for investors in 1996 did and we doubt conditions can improve much from current levels. An acceleration of economic activity most likely would lead to renewed inflationary concerns and higher interest rates, while a slowdown in growth most probably would lead to earnings disappointments. Additionally, valuation levels can only be described as full. Both 1995 and 1996 proved to be far better years for investors than was generally anticipated at the beginning of those years. Historically, back-to-back years of 20% plus market gains generally have been followed by a more subdued performance in the following year. we suspect that pattern could persist in 1997.
           Overall, we believe your fund is well diversified and contains companies that possess stronger growth characteristics, more attractive valuation levels and more solid financial characteristics than equities in general. We continue to look for attractive new investment opportunities and remain willing to eliminate positions if fundamental or valuation considerations warrant.

                                             Legg Mason Capital Management, Inc.

      January 31, 1997
      DJIA 6813.09

Performance Information
Legg Mason Investors Trust, Inc.
American Leading Companies Trust

Total Return for One Year and Life of Fund, as of December 31, 1996
     The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
     The fund's total returns as of December 31, 1996 were as follows:

                             Cumulative   Average Annual
                            Total Return   Total Return
---------------------------------------------------------
  One Year                     +28.36%        +28.36%
  Life of Fund(dagger)         +52.48         +13.48

---------------
(dagger)Fund inception--September 1, 1993.

Selected Portfolio Performance

      Top Ten Holdings
      ---------------------------------------------------
       1.Intel Corporation
       2.Monsanto Co.
       3.Philip Morris Companies Inc.
       4.KLA Instruments Corporation
       5.Avon Products, Inc.
       6.First USA, Inc.
       7.Mattel Inc.
       8.Aetna Inc.
       9.Chase Manhattan Corporation
      10.International Business Machines Corporation

      Strong Performers for the 4th quarter 1996*
      ---------------------------------------------------
      KLA Instruments Corporation                 +57.78%
      Intel Corporation                           +37.19%
      MCI Communications Corporation              +27.54%
      Philip Morris Companies Inc.                +25.49%
      Microsoft Corporation                       +25.30%

      Weak Performers for the 4th quarter 1996*
      ---------------------------------------------------
      Lucent Technologies Incorporated             +0.81%
      Eastman Kodak Company                        +2.23%
      CPC International Inc.                       +3.50%
      The PMI Group, Inc.                          +4.23%
      Pfizer Inc.                                  +4.73%

      * Securities held for the entire quarter.

Portfolio Changes

      Securities Added
      --------------------------------------------------
      Electronic Data Systems Corporation
      Mellon Bank Corporation
      New Holland N.V.
      Travelers Group, Inc.
      Waban, Inc.

      Securities Sold
      ---------------------------------------------------
      Alco Standard Corporation
      American General Corporation
      AMP Incorporated
      Diebold, Inc.
      McCormick & Company, Incorporated
      Minnesota Mining and Manufacturing Company
      Lincoln National Corporation
      Litton Industries, Inc.
      Raytheon Company
      Union Pacific Corporation

Portfolio of Investments
Legg Mason Investors Trust, Inc.
American Leading Companies Trust
December 31, 1996  (Unaudited)

      (Amounts in Thousands)              Shares     Value
      ----------------------------------------------------
Common Stocks and Equity Interests -- 97.3%
      Basic Materials -- 3.9%
      Monsanto Co.                            90   $ 3,499
                                                   -------

      Capital Goods -- 11.0%
      Corning Incorporated                    60     2,333
      Emerson Electric Company                30     2,902
      New Holland N.V.                       105     2,192(A)
      Rockwell International Corporation      42     2,557(A)
                                                   -------
                                                     9,984
                                                   -------
      Consumer Cyclicals -- 8.0%
      Eastman Kodak Company                   28     2,247
      Mattel Inc.                            110     3,052
      Waban, Inc.                             75     1,950(A)
                                                   -------
                                                     7,249
                                                   -------
      Consumer Staples -- 15.8%
      American Brands, Inc.                   48     2,382
      Avon Products, Inc.                     55     3,142
      CPC International Inc.                  20     1,550
      Colgate-Palmolive Company               20     1,845
      The Walt Disney Company                 15     1,044
      Philip Morris Companies Inc.            30     3,379
      Procter and Gamble Company              10     1,075
                                                   -------
                                                    14,417
                                                   -------
      Energy -- 8.6%
      Texaco Inc.                             20     1,963
      Union Pacific Resources Group Inc.      38     1,107
      Unocal Corporation                      55     2,234
      Western Atlas Inc.                      35     2,481(A)
                                                   -------
                                                     7,785
                                                   -------
      Financial Services -- 12.1%
      Chase Manhattan Corporation             34     3,035
      First USA, Inc.                         90     3,116
      J.P. Morgan & Co. Incorporated          20     1,953
      Mellon Bank Corporation                  9       639
      The PMI Group, Inc.                     20     1,107
      Travelers Group, Inc.                   26     1,180
                                                   -------
                                                    11,030
                                                   -------

      (Amounts in Thousands)              Shares     Value
      ----------------------------------------------------

      Health Care -- 12.5%
      Aetna Inc.                              38   $ 3,040
      Bristol-Myers Squibb Company            22     2,393
      Eli Lilly and Company                   20     1,460
      Pfizer Inc.                             20     1,657
      Schering-Plough Corporation.            44     2,849
                                                   -------
                                                    11,399
                                                   -------
      Technology -- 17.6%
      Electronic Data Systems Corporation     60     2,595
      Intel Corporation                       33     4,321
      International Business Machines
        Corporation                           20     3,020
      KLA Instruments Corporation             90     3,195(A)
      Lucent Technologies Incorporated        35     1,606
      Microsoft Corporation                   16     1,322(A)
                                                   -------
                                                    16,059
                                                   -------
      Telecommunication Services-- 7.8%
      AT&T Corp.                              40     1,670
      Comsat Corporation                     115     2,832
      GTE Corporation                         25     1,137
      MCI Communications Corporation          45     1,471
                                                   -------
                                                     7,110
                                                   -------
      Total Common Stocks and Equity
        Interests
        (Identified Cost--$64,641)                   88,532
      -----------------------------------------------------

Legg Mason Investors Trust, Inc.
American Leading Companies Trust


                                           Principal
      (Amounts in Thousands)                 Amount    Value
      ------------------------------------------------------
Repurchase Agreement -- 4.3%
      Prudential Securities, Inc.
        7.15% dated 12-31-96,
        to be repurchased at
        $3,935 on 01-02-97
        (Collateral: $4,321
        Federal National Mortgage
        Association Mortgage-
        backed securities, 6.00%
        due 07-01-24, value $4,036)
        (Identified Cost--$3,935)           $3,935   $ 3,935
      ------------------------------------------------------
      Total Investments -- 101.6%
        (Identified Cost -- $68,576)                  92,467
      Other Assets Less Liabilities -- (1.6)%         (1,446)
                                                     -------
      Net assets-- 100.0%                            $91,021
                                                     =======
      Net asset value per share:
        Primary Class                                 $14.40
                                                     =======
        Navigator Class                               $14.33
                                                     =======

      (A) Non-income producing

6